UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

GTY TECHNOLOGY HOLDINGS INC.

(Name of Registrant as Specified in its Charter)
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GTY TECHNOLOGY HOLDINGS INC.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
To the Shareholders of GTY Technology Holdings Inc.:
You are cordially invited to attend the 2019 annual meeting (the “Annual Meeting”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company,” “GTY,” “we,” “us” or “our”), to be held at 10:00 a.m., local time, on Monday, September 16, 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193 to consider and vote upon the following proposals:
1.
to elect Randolph Cowen and Stephen Rohleder as Class I directors on our Board of Directors (our “Board”), each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, AND “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.
Our Board has fixed the close of business on July 29, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.
Whether or not you plan to attend the Annual Meeting in person, your vote is important, and we encourage you to vote your shares promptly via the Internet or by telephone or mail. Instructions regarding these methods of voting are contained on the notice regarding the availability of proxy materials for the Annual Meeting.
By Order of the Board,
/s/ Stephen Rohleder Chief Executive Officer and Chairman
This proxy statement is dated August 6, 2019
and is being mailed with the form of proxy on or shortly after August 6, 2019.

IMPORTANT
Whether or not you expect to attend the Annual Meeting, you are respectfully requested by our Board to sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the final vote at the Annual Meeting or vote in person at the Annual Meeting.
PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting to be held on September 16, 2019: This notice of meeting, the accompanying proxy statement and the Company’s 2018 Annual Report are available at: www.proxyvote.com. You will need your assigned control number to vote your shares. Your control number can be found on your proxy card.

GTY Technology Holdings Inc.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
NOTICE OF 2019 ANNUAL MEETING
TO BE HELD ON SEPTEMBER 16, 2019
To the Shareholders of GTY Technology Holdings Inc.:
NOTICE IS HEREBY GIVEN that the 2019 annual meeting (the “Annual Meeting”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company” or “GTY”), will be held at 10:00 a.m., local time, on Monday, September 16, 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193 to consider and vote upon the following proposals:
1.
to elect Randolph Cowen and Stephen Rohleder as Class I directors on our Board of Directors (our “Board”), each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only shareholders of record of the Company as of the close of business on July 29, 2019 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Each share of common stock of the Company entitles the holder thereof to one vote.
Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our Board. You can change your voting instructions or revoke your proxy at any time prior to the final vote at the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.
Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials and our 2018 Annual Report at the following website: www.proxyaccess.com. You will need your assigned control number to vote your shares. Your control number can be found on your proxy card.
By Order of the Board,
/s/ Stephen Rohleder Chief Executive Officer and Chairman

i

GTY Technology Holdings Inc.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
PROXY STATEMENT
2019 ANNUAL MEETING
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why did you send me this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the board of directors (our “Board”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company,” “we,” “us,” and “our”), for use at the 2019 annual meeting (the “Annual Meeting”) to be held at 10:00 a.m., local time, on Monday, September 16, 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193, or at any postponement or adjournment thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s shareholders on or about August 6, 2019.
What is included in these materials?
These materials include:
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this proxy statement for the Annual Meeting; and

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the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 18, 2019, which includes the Company’s consolidated financial results for the years ended December 31, 2018 and 2017.

What proposals will be addressed at the Annual Meeting?
Shareholders will be asked to consider the following proposals at the Annual Meeting:
1.
to elect Randolph Cowen and Stephen Rohleder as Class I directors on our Board, each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

How does the Board recommend that I vote?
Our Board unanimously recommends that shareholders vote “FOR” each director nominee and “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
Who may vote at the Annual Meeting?
Shareholders who owned shares of common stock of the Company (“common stock”), par value $0.0001 per share, as of the close of business on July 29, 2019 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, there were 52,255,781 shares of common stock issued and outstanding.
How many votes must be present to hold the Annual Meeting?
Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On the Record Date, there were 52,255,781 issued and outstanding shares of common stock entitled to vote at the Annual Meeting. In order for us to conduct the Annual Meeting, the holders of a majority of the issued and outstanding shares of common stock entitled to vote as of the Record Date must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. Consequently, 26,127,891 shares of common stock must be present in person or by proxy at the Annual Meeting to constitute a quorum.
How many votes do I have?
Each share of common stock of the Company is entitled to one vote on each matter that comes before the Annual Meeting. Information about the share holdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”
What is the proxy card?
The proxy card enables you to appoint each of William D. Green and Harry L. You, one or both of whom will act as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing William D. Green or Harry L. You to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
If I am a shareholder of record of the Company’s shares, how do I vote?
There are four ways to vote:
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In person.   If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

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By Mail.   You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

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By Telephone.   You may vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.

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By Internet.   You may vote over the Internet at www.proxyvote.com by following the instructions on the proxy card.

If I am a beneficial owner of shares held in street name, how do I vote?
There are four ways to vote:
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In person.   If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
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By mail.   You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

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By Telephone.   You may vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.

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By Internet.   You may vote over the Internet at www.proxyvote.com by following the instructions on the proxy card.

Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two (ratification of our independent registered public accounting firm).
Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One (election of directors) is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.
What vote is required to elect directors?
If a quorum, consisting of a majority in interest of all stock issued and outstanding and entitled to vote at the meeting, is present at the meeting (in person or by proxy), the nomination of each director will be approved if the votes properly cast “for” such nominee’s election exceed the votes properly cast “against” such nominee’s election (with “abstentions,” “broker non-votes” and “withheld votes” not counted as a vote “for” or “against” such nominee’s election).
What vote is required to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm?
Approval of the proposal to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding shares of common stock who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a shareholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to Harry L. You, the Company’s Vice Chairman and Chief Financial Officer, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your shares will be voted “FOR” each director nominee and “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019. In addition, if any other matter is properly presented at the Annual Meeting, then your proxyholders will vote your shares in their discretion.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal or regulatory requirements.
Where do I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.
Who bears the cost of soliciting proxies?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.
Who can help answer my questions?
You can contact the Company with any questions about the proposals described in this proxy statement or how to execute your vote at:
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(702) 945-2898
Attn: Harry L. You
Vice Chairman & Chief Financial Officer

THE 2019 ANNUAL MEETING
We are furnishing this proxy statement to you as a shareholder of GTY Technology Holdings Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Monday, September 16, 2019, or any postponement or adjournment thereof.
Date, Time, Place and Purpose of the Annual Meeting
The Annual Meeting will be held at 10:00 a.m., local time, on Monday, September 16, 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193. You are cordially invited to attend the Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:
1.
to elect Randolph Cowen and Stephen Rohleder as Class I directors on our Board, each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Record Date, Voting and Quorum
Our Board fixed the close of business on July 29, 2019, as the Record Date for the determination of holders of issued and outstanding shares of common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 52,255,781 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.
The holders of 26,127,891 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.
Required Vote
If a quorum, consisting of a majority in interest of all stock issued and outstanding and entitled to vote at the meeting, is present at the meeting (in person or by proxy), the nomination of each director will be approved if the votes properly cast “for” such nominee’s election exceed the votes properly cast “against” such nominee’s election (with “abstentions,” “broker non-votes” and “withheld votes” not counted as a vote “for” or “against” such nominee’s election).
The approval of the proposal to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding shares of common stock who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.
Voting
You can vote your shares at the Annual Meeting by proxy or in person.
You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above and elsewhere in this proxy statement, you will designate William D. Green and Harry L. You to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any postponement or adjournment of the Annual Meeting.
Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.
A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each director nominee, “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer and Vice Chairman, Harry L. You, at (702) 945-2898 or by sending a letter to GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.
Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by timely filing before the annual meeting with Harry L. You, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares by attending the Annual Meeting and voting in person.
Simply attending the Annual Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Annual Meeting
Only holders of shares of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of GTY Technology Holdings Inc. as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to shareholders at the annual meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own shares of common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our issued and outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Other Business
We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any postponement or adjournment of the Annual Meeting, we expect that shares of common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.
Principal Offices
Our principal executive offices are located at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. Our telephone number at such address is (702) 945-2898.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Directors and Executive Officers
Our current directors and executive officers are as follows:
Name	Age	Title	Director Since	Class	Board Committees*
Stephen Rohleder	62	Chief Executive Officer and Chairman	2016	I	None
Harry L. You	60	Chief Financial Officer and Vice Chairman	2016	II	None
Justin Kerr	35	Controller and Chief Accounting Officer
John F. Albanese	63	Executive Vice President, Head of Sales
Randolph Cowen	68	Director	2016	I	AC
Paul Dacier	61	Director	2016	III	AC, CC, NC
William D. Green	65	Director	2016	II	AC
Joseph M. Tucci	71	Director	2016	II	NC
Charles Wert	74	Director	2016	III	AC, CC, NC

*
AC=Audit Committee, CC=Compensation Committee, NC=Nominating and Corporate Governance Committee

Stephen Rohleder, 62, has served as our Chief Executive Officer since the consummation of the Company’s business combination in February 2019 (the “business combination”), as our President since May 20, 2019 and as a director since completion of our initial public offering. Since 2015, Mr. Rohleder has been the principal owner of SGR Equity Investments. Prior to SGR Equity Investments, he spent 34 years at Accenture. Mr. Rohleder became partner at Accenture in 1992. He served as Accenture’s chief executive officer for North America from 2014 to 2015, as chief executive officer of the health and public service operating group from 2009 to 2014, and, as global chief operating officer from 2004 to 2009. As chief executive officer, Mr. Rohleder was responsible for Accenture’s business in the United States and Canada. During his tenure as chief operating officer, he was responsible for leading the company’s strategic direction and overall operational performance and was responsible for all global operations. Mr. Rohleder is currently an advisory board member at Kony, Inc., a cloud-based enterprise mobility solutions company and mobile application development platform provider. Mr. Rohleder holds a bachelor’s degree in Business Administration in Finance with a concentration in Computer Science from the University of Texas at Austin.
Mr. Rohleder’s qualifications to serve on our board of directors include his extensive executive leadership experience at Accenture.
Harry L. You, 60, has served as our Chief Financial Officer since the consummation of the business combination and as our President from May 7, 2019 to May 20, 2019. Mr. You is one of our founders and prior to the business combination served as our President, Chief Financial Officer and Director since September 2016. From 2008 to 2016, Mr. You served as the executive vice president of EMC in the office of the chairman. Mr. You joined EMC in 2008 to oversee corporate strategy and new business development, which included mergers and acquisitions, joint ventures and venture capital activity. Mr. You served as a director of Korn/Ferry International, a global executive recruiting company, from 2004 to October 2016 and has been a trustee of the U.S. Olympic Committee Foundation since August 2016. Mr. You was chief executive officer of BearingPoint, a leading IT and management consultancy from 2005 to 2007. He also served as BearingPoint’s interim chief financial officer from 2005 to 2006. From 2004 to 2005, Mr. You served as executive vice president and chief financial officer of Oracle Corporation (NYSE: ORCL), or Oracle, helping begin Oracle’s acquisition run with the takeovers of Peoplesoft, Inc. and Retek in 2005, and was also a member of the board of directors of Oracle Japan. From 2001 to 2004, Mr. You served as chief financial officer of Accenture, helping take the company public and leading the company to 35% annual free cash flow growth during his tenure. Mr. You also previously spent fourteen years on Wall Street, including serving as a managing director in the Investment Banking Division of Morgan Stanley, where he headed the Computer and Business Services Group. Mr. You was a #1 ranked chief financial officer by Institutional Investor in the Computer Services & IT Consulting sector in 2004. Mr. You has served as a member of the board of directors of Broadcom Inc. (Nasdaq: AVGO) since January 2019. Mr. You holds an M.A. in Economics from Yale University and a B.A. in Economics from Harvard College.
Mr. You’s qualifications to serve on our board of directors include his extensive and varied deal experience throughout his career, including his experience structuring Dell’s acquisition of EMC as EMC’s executive vice president, and his network of contacts in the technology sector.
Justin Kerr, 35, was appointed as our Controller and Chief Accounting Officer on May 7, 2019. Mr. Kerr most recently served as Controller and Director of Finance of eCivis Inc., our wholly-owned subsidiary, beginning in April 2018. From 2012 to 2018, Mr. Kerr served in various roles at Blackline, a provider of cloud software based in Woodland Hills, California, including as an Implementation Consultant, Senior Manager of SEC Reporting and Senior Manager of Financial Planning & Analysis. Mr. Kerr served as an Assurance Manager at Moss Adams LLP from 2006 to 2012. Mr. Kerr holds a B.A. in Accounting from Pepperdine University.
John Albanese, 63, joined us in May 2019 as Executive Vice President, Head of Sales. Mr. Albanese most recently served as the Senior Vice President and General Manager of Red8, a division of Insights Investments LLC, from May 2018 to May 2019. From May 2017 to April 2018, Mr. Albanese served as the Vice President of Sales Eastern US for Qumulo Inc., an enterprise data storage company. From April 1995 through September 2016, Mr. Albanese held several sales positions at EMC, including leading the company’s Mid-Atlantic Division, its largest enterprise division, and serving as Senior Vice President US Commercial and Senior Vice President for Mid-Market Sales.
Randolph Cowen, 68, has served as a director since the completion of our initial public offering in 2016. Mr. Cowen has served as a director of Solace Corporation since November 2017. Mr. Cowen served as a director of EMC from January 2009 to September 2016, and as a director of Pivotal Software, Inc. from April 2013 to September 2016. From 2004 to 2008, Mr. Cowen served as the global head of technology and operations, and as the co-chief administrative officer from 2007 to 2008, at Goldman Sachs Group, Inc., where he had worked since 1982. From 2001 to 2007, Mr. Cowen served as the chief information officer of Goldman Sachs Group, Inc. Mr. Cowen holds a bachelor’s degree in history with a minor in mathematics from Michigan State University.
Mr. Cowen’s qualifications to serve on our board of directors include his experience managing information technology at Goldman Sachs.
Paul T. Dacier, 61, has served as a director since the completion of our initial public offering. Mr. Dacier joined EMC in 1990 and served as the company’s executive vice president and general counsel until September 2016. Mr. Dacier was responsible for the worldwide legal affairs of EMC and its subsidiaries and oversaw the company’s internal audit, real estate and facilities organizations, sustainability and government affairs departments. Mr. Dacier is the vice chairman of the board of directors of AerCap Holdings N.V., an aircraft leasing company located in the Netherlands. In 2013 and 2014, Mr. Dacier was President of the Boston Bar Association. Since 2017, Mr. Dacier has been a member of the board of directors of Progress Software Corporation (Nasdaq: PRGS). Mr. Dacier is currently the General Counsel of Indigo Agriculture, Inc., a Boston-based agricultural technology start-up company that specializes in products designed to maximize crop health and productivity, which he joined in March 2017. Mr. Dacier holds a bachelor’s degree in History from Marquette University, and is also a graduate of the Marquette University Law School.
Mr. Dacier’s qualifications to serve on our board of directors include his leadership at EMC.
William D. Green, 65, one of our founders, served as our Co-Chief Executive Officer and Co-Chairman from September 2016 to the consummation of the business combination and has served as a director since our inception. Mr. Green was previously chief executive officer and chairman of the board of Accenture. Mr. Green was a director of Accenture from 2001 until 2013, and assumed the role of chairman in 2006. During Mr. Green’s time on the board, Accenture completed its initial public offering and Mr. Green was involved in the planning of Accenture’s long-term business strategy. From 2004 through

2010, Mr. Green served as Accenture’s chief executive officer, successfully navigating the company through a challenging global economic environment. During his tenure as chief executive officer, Accenture grew revenue from $13.7 billion to $21.6 billion, doubled its workforce to 211,000 employees and expanded its global footprint. Prior to serving as chief executive officer, Mr. Green was Accenture’s chief operating officer-client services with overall management responsibility for the company’s operating groups. In addition, he served as group chief executive of the Communications & High Tech operating group from 1999 to 2003. He was also group chief executive of the Resources operating group for two years. Earlier in his career, Mr. Green led the Manufacturing industry group and was managing director for Accenture’s business in the United States. Mr. Green was ranked #1 chief executive officer in the Computer Sciences & IT Consulting sector by Institutional Investor in 2007. Mr. Green has served as a director of S&P Global Inc. since 2011, a director of EMC since 2013, EMC’s independent lead director since February 2015 and a director of Inovalon Holdings, Inc. since August 2016. In addition, Mr. Green has served on the board of directors of Dell since September 2016. In addition, Mr. Green has served as chairman of the board of Accumen Inc., a healthcare testing services company, since May 2013, a director of Virtustream, Inc., a cloud computing company and subsidiary of EMC, since June 2016, a director of Pivotal Software, Inc., a software and services company and subsidiary of EMC, since July 2015, a member of the advisory board of Pactera Technology International Ltd., an IT consulting and outsourcing company, since September 2014, a member of the national board of Year Up, Inc., a non-profit offering a workforce development program for low income youth, since October 2013, and a trustee of Dean College, a private college located in Franklin, Massachusetts, since October 2004.
Mr. Green’s qualifications to serve on our board of directors include: his extensive experience operating a publicly-listed technology company; his track record as chief executive officer of Accenture; and his network of contacts in the technology sector.
Joseph M. Tucci, 71, one of our founders, served as our Co-Chief Executive Officer and Co-Chairman from September 2016 to the consummation of the business combination and has served as a director since our inception. Mr. Tucci was chief executive officer, chairman of the board of directors and president of EMC from 2001, 2006 and 2014, respectively, until September 2016 when Dell acquired EMC. At that time, Mr. Tucci became an advisor to Dell’s founder, Michael Dell, and its board of directors.
Before joining EMC, Mr. Tucci served as chairman and chief executive officer from 1993 to 1999 of Wang Global. Mr. Tucci served as chairman of the board of directors of VMware from 2007 to 2016 and as a member of the board of directors of Paychex, Inc. (Nasdaq: PAYX) since 2000. From 2001 to 2016, Mr. Tucci served as one of 150 chief executive officer members of The Business Roundtable and chaired its Task Force on Education and the Workforce from 2002 to 2006. From 2001 to 2016, he was one of eight chief executive officers who steered The Technology CEO Council, the IT industry’s leading public policy advocacy organization. He is one of the business leaders who forged and guided the Massachusetts Competitive Partnership since its founding in 2010. He is also a founding member of the strategic advisory board of Bridge Growth Partners, LLC, a private equity firm based in New York, and has been its chairman since October 2016. Mr. Tucci is a member of the Board of Overseers of Columbia Business School, a member of the Board of Trustees of Northeastern University, an overseer of the Boston Symphony Orchestra and a member of the board of directors of the National Academy Foundation. Mr. Tucci holds a B.B.A. from Manhattan College and an M.S. in Business Policy from Columbia University.
Mr. Tucci’s qualifications to serve on our Board include his extensive executive leadership experience at EMC, his track record with complex mergers and acquisitions, his ability to achieve proven growth through various conditions, his over 40 years in the technology industry and his network of contacts in the technology sector.
Charles Wert, 74, has served as a director since the completion of our initial public offering. From 2014 to 2016, Mr. Wert served as the vice chairman and as a director at Evercore Trust Company, N.A., or Evercore, which he formed and organized and was previously the president and chief executive officer from 2009 to 2014. Prior to joining Evercore, Mr. Wert served as an executive vice president and senior trust officer of U.S. Trust Company N.A. for over 20 years. Mr. Wert also founded United Mercantile Bank and Trust and served as its president and senior trust officer from 1982 until 1987. Mr. Wert is the principal of

Fiduciary Resolutions, where he has been a fiduciary expert since June 2016, providing expert witness services and analysis as well as reviewing corporate governance and other processes use by fiduciaries. Mr. Wert holds a bachelor’s degree in Business Administration and Finance from California State University at Los Angeles.
Mr. Wert’s qualifications to serve on our Board include his track record and leadership experience at Evercore, U.S. Trust Company N.A. and United Mercantile Bank and Trust.
Corporate Governance
Number and Terms of Office of Officers and Directors
Our board of directors consists of seven members, five of whom qualify as independent within the meaning of the independent director guidelines of Nasdaq. Messrs. Rohleder and You are not considered independent because of their service as executive officers of the Company. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows: the Class I directors are Randolph Cowen and Stephen Rohleder, and their terms will expire at the Annual Meeting; the Class II directors are William D. Green, Joseph M. Tucci and Harry L. You, and their terms will expire at the annual meeting of stockholders to be held in 2020; and the Class III directors are Paul T. Dacier and Charles Wert, and their terms will expire at the annual meeting of stockholders to be held in 2021.
Our bylaws provide that the number of directors shall be fixed by the board, but in any event shall be no less than three. Each director’s term continues until the election and qualification of his successor, or his earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors.
Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate.
Director Independence
Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Cowen, Dacier, Green, Tucci and Wert are “independent directors” as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’) and the rules of the Nasdaq. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Leadership Structure and Risk Oversight
The leadership of the Board is structured so that it is led by Stephen Rohleder, the Chairman and Chief Executive Officer, and Harry L. You, the Vice Chairman and Chief Financial Officer. The Board believes that combining the roles of Chairman with Chief Executive Officer and Vice Chairman with Chief Financial Officer helps provide strong and consistent leadership for our management team and Board. If the Board convenes for a meeting, the non-management directors will meet in executive session if the circumstances warrant. Given the composition of the Board with a strong slate of independent directors, the Board does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if the circumstances change.
The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board as requested.

Committees of our Board
Our board of directors has established the following standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the committees reports to the board of directors. Members serve on these committees until their resignation or until otherwise determined by our board of directors. The composition, duties and responsibilities of these committees are set forth below.
Audit Committee
Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee will:
•
appoint our independent registered public accounting firm;

•
evaluate the independent registered public accounting firm’s qualifications, independence and performance;

•
determine the engagement of the independent registered public accounting firm;

•
review and approve the scope of the annual audit and the audit fee;

•
discuss with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

•
approve the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•
monitor the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;

•
be responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•
review our critical accounting policies and estimates; and

•
review the audit committee charter and the committee’s performance at least annually.

The members of the audit committee are Messrs. Cowen, Dacier, Green and Wert, with Mr. Wert serving as the chair of the committee. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our board of directors has determined that all of the members of the audit committee will be independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to audit committee membership. We also believe that Mr. Wert qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K.
Compensation Committee
Our compensation committee will review and recommend policies relating to compensation and benefits of our officers and employees. Among other matters, the compensation committee will:
•
review and recommend corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers;

•
evaluate the performance of these officers in light of those goals and objectives and recommend to our board of directors the compensation of these officers based on such evaluations;

•
recommend to our board of directors the issuance of stock options and other awards under our stock plans; and

•
review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.

The members of our compensation committee are Messrs. Cowen, Dacier and Wert, with Mr. Cowen serving as the chair of the committee. All of the members of our compensation committee are independent under the applicable rules and regulations of Nasdaq, and each are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or Section 162(m).
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters.
The members of our nominating and corporate governance committee are Messrs. Dacier, Tucci and Wert with Mr. Dacier serving as the chair of the committee. Each of the members of our nominating and corporate governance committee is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence.
During fiscal year 2018:
•
our Board held four meetings;

•
our audit committee held four meetings;

•
our compensation committee did not hold a meeting; and

•
our nomination and corporate governance committee had not yet been appointed.

Each of our incumbent directors attended or participated in at least 75% of the meetings of our Board and the respective committees of which he is a member held during the period such incumbent director was a director in fiscal year 2018.
We encourage all of our directors to attend our annual meetings of shareholders. This Annual Meeting will be our second annual meeting.
Director Nominations
Our board of directors will consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to our board of directors shall follow the procedures set forth in our bylaws.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors will consider educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.
Compensation Committee Interlocks and Insider Participation
Other than Stephen Rohleder, who served as a member and chairman of our compensation committee prior to the business combination, none of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers on our compensation committee or Board.
Code of Ethics and Audit, Compensation and Nominating and Corporate Governance Committee Charters
We have adopted a Code of Ethics that applies to all of our directors, executive officers and employees that complies with the rules and regulations of the Nasdaq. Copies of our code of ethics and our board committee charters are available on our website (www.gtytechnology.com) under Investor Relations —

Corporate Governance. The information contained on our website is not a part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.
If we make any amendments to our Code of Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver on our website.
Audit Committee Report
Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16, “Communications with Audit Committees,” referred to as PCAOB Audit Standard No. 16. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to our Board that the audited consolidated financial statements for the years ended December 31, 2018 and December 31, 2017 be included in our annual report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by:
Audit Committee of the Board of Directors
Charles Wert
Randolph Cowen
Paul Dacier
William Green
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our shares of common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, we believe that during the year ended December 31, 2018 there were no delinquent filers.
Procedures for Contacting Directors
Our Board has established a process for shareholders to send communications to our Board. Shareholders may communicate with our Board generally or a specific director at any time by writing to the Company’s Chairman, c/o GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. We review all messages received, and forward any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the chairman of our Board. Because other appropriate avenues of communication exist for matters that are not of shareholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of shareholder interest are not forwarded to our Board.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Overview
None of the Company’s executive officers or directors received any cash compensation for services rendered to us for the years ended December 31, 2018 and 2017, prior to the business combination.
Commencing on October 27, 2016, our predecessor entity, GTY Technology Holdings Inc., a Cayman Islands exempted company (“GTY Cayman”), agreed to reimburse GTY Investors, LLC (the “Sponsor”) for office space, secretarial and administrative services provided to us in an amount not to exceed $10,000 per month. Upon completion of the business combination, GTY Cayman ceased paying these monthly reimbursements. Other than these reimbursements, no compensation of any kind was paid by GTY Cayman to Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of the business combination. However, these individuals were reimbursed for any out-of-pocket expenses incurred in connection with activities on GTY Cayman’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. GTY Cayman’s audit committee reviewed on a quarterly basis all payments that were made to the Sponsor, GTY Cayman’s officers or directors, or GTY Cayman’s or their affiliates. Any such payments prior to the business combination were made using funds held outside of the trust account. Prior to the business combination, we were not a party to any agreements with our executive officers and directors that provided for benefits upon termination of employment.
Base Salary
Effective as of the closing of the business combination, the Board approved annual base salaries of $500,000 for Mr. Rohleder and $400,000 for Mr. You. We expect that these base salaries will be reviewed annually by the compensation committee based upon advice and counsel of its advisors.
Other Compensation
We expect the Company to adopt various employee benefit plans, including medical, dental, life insurance and 401(k) plans, in which the executive officers will participate.
2019 Omnibus Incentive Plan
In connection with the closing of the business combination, the Board and the Company’s stockholders adopted the GTY Technology Holdings Inc. 2019 Omnibus Incentive Plan (the “Incentive Plan”). The Incentive Plan is intended to encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives, to give participants an incentive for excellence in individual performance, to promote teamwork among participants, and to give the Company a significant advantage in attracting and retaining key employees, directors and consultants. The Company may grant stock options, stock appreciation rights, restricted shares, restricted stock units, performance-based awards, other stock-based awards, and cash-based awards under the Incentive Plan. An aggregate of 5,300,000 shares of the Company’s common stock has been reserved for issuance under the Incentive Plan.
Letter Agreement with Stephen Rohleder
Following the business combination, the Company entered into a letter agreement (the “Offer Letter”) with Mr. Rohleder, the Company’s Chief Executive Officer. Pursuant to the Offer Letter, Mr. Rohleder is serving as Chief Executive Officer at-will for an annual base salary of  $500,000 (as noted above) and is eligible to receive an annual cash bonus equal to 100% of his annual base salary, subject to the achievement of individual and Company performance goals.
Pursuant to the Offer Letter, in the event that Mr. Rohleder’s employment is terminated by the Company without “cause” or Mr. Rohleder resigns for “good reason” (as such terms are defined in the Offer Letter), the Company shall (i) pay him an amount equal to the sum of his annual salary plus target cash bonus, in equal installments over the course of the 12 months after his employment is terminated, (ii) reimburse COBRA continuation payments until the earlier of one year from the termination date and the date of Mr. Rohleder’s eligibility for another employer’s health plan and (iii) provide vesting with respect to a pro-rated portion of any then unvested Additional Equity Award (as defined below) based on the number of days he was employed by the Company from the date of grant of the applicable Additional Equity Award through the date of termination (“Pro-Rata Additional Equity Award Vesting”). If Mr. Rohleder’s termination “without cause” or resignation for “good reason” occurs within one year of a change in control of the Company within the definition of Section 409A of the Code, the Company shall (i) pay him an amount equal to twice the sum of his annual salary plus target cash bonus, in a lump sum (subject to delay pursuant to Section 409A of the Code), (ii) reimburse COBRA continuation payments until the earlier of 18 months from the termination date and the date of Mr. Rohleder’s eligibility for another employer’s health plan and (iii) provide Pro-Rata Additional Equity Award Vesting.
Further, pursuant to the Offer Letter, Mr. Rohleder is required to enter into a form of Fair Competition Agreement with the Company (the “FCA”). Pursuant to the FCA, Mr. Rohleder will be required to provide the Company with up to three-months’ notice of his resignation, disclose to the Company any business opportunities presented to him, enter into confidentiality, non-disclosure and intellectual property provisions, and noncompetition, non-solicitation of customers and employees, and non-disparagement restrictions.
Concurrent with the entry into the Offer Letter, the Board approved a grant to Mr. Rohleder of 550,000 performance-based restricted stock units (the “Initial Equity Award”) under the Incentive Plan. Subject to Mr. Rohleder’s continued employment (except as expressly provided in the Offer Letter), the Initial Equity Award will vest on the last day of any 120 trading-day period ending prior to the third anniversary of the grant date if, during such period, the average per share closing price of the Company’s common stock equals or exceeds $20 per share (subject to adjustment for stock splits or similar non-recurring changes in capitalization, if applicable) (the “Stock Price Hurdle”), except if during calendar year 2021, the Russell 2000 Index falls at least 30% from its highest level during calendar year 2021 and as of December 31, 2021, the Russell 2000 Index is at least 20% below its highest level during calendar year 2021, then the Initial Equity Award will remain outstanding and be eligible to vest if the Stock Price Hurdle is achieved prior to the fourth anniversary of the data of grant. In the event of a change in control prior to the vesting or forfeiture of the Initial Equity Award, the Initial Equity Award will vest if and only if the per share price paid in the change in control equals or exceeds $20 per share, but if the per share price paid in a change in control equals or exceeds $18 per share but is less than $20 per share, the Initial Equity Award will be converted into a deferred cash retention award (the “Deferred Cash Award”), the value of which will be determined by multiplying the number of restricted stock units subject to the Initial Equity Award by the per share price paid in the change in control. The Deferred Cash Award will be payable to Mr. Rohleder in a lump sum on the second anniversary of the closing of the change in control if Mr. Rohleder is then employed by the Company or the surviving or acquiring entity, except if Mr. Rohleder’s employment with the Company (or any successor or surviving entity) is terminated without “cause” or Mr. Rohleder resigns for “good reason” (as such terms are defined in the Offer Letter) prior to the second anniversary of the closing date of the change in control, then the Deferred Cash Award will be paid to Mr. Rohleder in a lump sum within 30 days following the date of such termination, subject to Mr. Rohleder executing a release.
In addition, the Board approved a grant to Mr. Rohleder of up to 79,750 performance-based restricted stock units (each, an “Additional Equity Award”) under the Incentive Plan, which will vest on the later of December 31, 2019 and the date the Board or the compensation committee certifies the extent to which the performance goals based on certain annual financial and management objectives established by the Company have been achieved (such later date, the “Vesting Date”), subject to Mr. Rohleder’s continued employment on the Vesting Date. Under both the Initial Equity Award and Additional Equity Award, Mr. Rohleder will be restricted from selling, transferring or otherwise disposing of the shares delivered thereunder for a period of up to three years to further align Mr. Rohleder’s interests with the Company.
Director Compensation
The Company expects to adopt a director compensation program, pursuant to which each director who is not an employee of the Company or a subsidiary will receive, for their services on our Board, an annual cash fee and an equity grant, each in an amount to be determined.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us at July 29, 2019 with respect to our common stock held by:
•
each person known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock;

•
each of our executive officers and directors that beneficially own common stock; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
GTY Investors, LLC (3)	12,665,488	24.2%
William D. Green(3)	12,665,488	24.2%
Joseph M. Tucci(3)	12,665,488	24.2%
Harry L. You(3)	12,665,488	24.2%
Randolph Cowen	30,000	*
Paul Dacier	30,000	*
Stephen Rohleder	109,196	*
Charles Wert	59,701	*
Justin Kerr	—	*
John F. Albanese	—	*
Andreas Bechtolsheim(4)	5,000,000	9.6%
All executive officers and directors as a group (nine individuals)	12,894,385	24.7%

*
Less than 1%.

(1)
This table is based on 52,255,781 shares of common stock issued and outstanding at July 29, 2019. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the business address of each of our shareholders is 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

(2)
The interests shown reflect record or beneficial ownership of the shares of common stock underlying private placement warrants.

(3)
William D. Green, Joseph M. Tucci and Harry L. You are members and the managers of GTY Investors, LLC and share voting and dispositive power over the shares of common stock held by GTY Investors, LLC.

(4)
The business address for Mr. Bechtolsheim is 5453 Great America Parkway, Santa Clara, CA 94025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Background of the Business Combination
GTY Cayman, our predecessor, was formed on August 11, 2016 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Our Sponsor, GTY Investors, LLC, provided our initial capital and administrative support. Until our business combination on February 19, 2019, we did not engage in any operations nor generate any revenue. We recognized an opportunity to replace costly legacy systems with scalable and efficient SaaS products. Our search led to our business combination with Bonfire, CityBase, eCivis, Open Counter, Questica, and Sherpa on February 19, 2019. Certain of the transactions described below relate to our existence prior to the business combination.
Founder Shares
In August 2016, the Sponsor purchased 8,625,000 shares of GTY Cayman’s Class B ordinary shares (“founder shares”) for $25,000, or $0.003 per share. On each of October 14 and October 26, 2016, GTY Cayman effected a share capitalization resulting in an aggregate of 11,500,000 and 13,800,000 founder shares outstanding, respectively. In October 2016, the Sponsor transferred 25,000 founder shares to each of GTY’s independent director nominees at the same per-share purchase price paid by the Sponsor. Immediately prior to the closing of the business combination, GTY Cayman entered into subscription agreements, dated as of various dates from January 9, 2019 through February 12, 2019, with certain institutional and accredited investors, pursuant to which the Sponsor surrendered 231,179 founder shares to GTY Cayman for cancellation at no cost to GTY Cayman. In addition, pursuant to a subscription agreement with an institutional investor entered into in connection with the business combination, on May 24, 2019, the Sponsor forfeited 9,465 shares of common stock to the Company for cancellation. The foregoing transfers of founder shares were made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to the so-called 4(a)(1)-½ exemption. In accordance with GTY Cayman’s second amended and restated memorandum and articles of association, immediately prior to the consummation of the business combination, each founder share was converted, on a one-for-one basis, into a Class A ordinary share, following which each Class A ordinary share was then cancelled and exchanged for one share of the Company’s common stock.
The Sponsor and GTY Cayman’s officers and directors have agreed not to transfer, assign or sell any of the founder shares held by them (except to certain permitted transferees) until the earlier to occur of (i) one year after the completion of the business combination, or earlier if, subsequent to the Closing Date, the closing price of the Company’s common stock equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing 150 days after the Closing Date and (ii) the date following the Closing Date on which the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their common stock for cash, securities or other property.
Private Placement Warrants
Concurrently with the closing of GTY Cayman’s initial public offering, the Sponsor purchased an aggregate of 8,693,334 warrants at a price of  $1.50 per whole warrant in a private placement (the “private placement warrants”). In connection with the closing of the business combination, the Company assumed all of the outstanding warrants of GTY Cayman, including the private placement warrants. As a result, each outstanding warrant of GTY Cayman became exercisable for shares of the Company’s common stock on the same terms as were contained in such warrants prior to the closing.
Registration Rights
The holders of the founder shares, private placement warrants and warrants that may be issued upon conversion of working capital loans (and any shares issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of working capital loans) are entitled to registration rights pursuant to the registration rights agreement entered into with GTY Cayman in connection with its initial public offering. These holders are also entitled to certain demand and “piggyback” registration rights. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Convertible Note
On August 8, 2018, the Sponsor agreed to provide GTY Cayman with up to $1 million in working capital loans in the form of a convertible note (the “Convertible Note”). The Convertible Note does not bear interest and the Sponsor agreed to waive all unpaid principal under the Convertible Note until the earlier of May 1, 2019 and the consummation of the business combination. The Sponsor has the option to convert any amounts outstanding under the Convertible Note, up to $1 million in the aggregate, into warrants at a conversion price of  $1.50 per warrant. The terms of such warrants will be identical to the private placement warrants. During the quarter ended March 31, 2019, GTY drew down $400,000 on the Convertible Note, resulting in $1,000,000 principal amount outstanding as of March 31, 2019.
Agreements and Arrangements with Certain Institutional Investors
On February 13, 2019, GTY Cayman, the Sponsor, William D. Green, Joseph M. Tucci and Harry L. You (Messrs. Green, Tucci and You, collectively, the “Founders”) entered into agreements and arrangements with certain institutional investors pursuant to which a total of 1,500,000 Class A Ordinary Shares of GTY Cayman were not redeemed in connection with the business combination. An aggregate of 500,000 of such shares are subject to a lock-up pursuant to which such shares may not be transferred until the 91st day following Closing without the consent of the Company and the Founders, and the holder of such shares is entitled to put such shares to the Sponsor and the Founders following the lock-up period for a purchase price equal to $10.29 (the “redemption price”), the price at which GTY Cayman redeemed its Class A Ordinary Shares in connection with the business combination, payment of which purchase price is guaranteed by the Company, and to receive from the Company a cash payment, if and to the extent necessary, but not to exceed $250,000, in order to provide such shareholder with at least a 5% return on such shares above the redemption price. With respect to 1,000,000 of such shares, GTY Cayman engaged a broker-dealer to facilitate the purchase of such shares by an institutional investor prior to the closing of the business combination for $9.90 per share and agreed to pay such broker-dealer an amount in cash equal to the difference between the redemption price and $9.90. In addition, the Sponsor and the Founders entered into agreements prior to the closing of the business combination pursuant to which they are obligated to reimburse the holders of 1,942,953 Class A Ordinary Shares that were not redeemed in connection with the business combination for losses that may be incurred upon the sale of such shares within a specified period following the closing of the business combination, up to an agreed-upon limit, and the Company has agreed to guarantee such reimbursement obligations. Following the closing of the business combination, the Company paid $4.0 million for losses incurred upon the sale of such shares and in turn the Company reduced its liability under the Convertible Note by $1.0 million, resulting in a $3.0 million loss on the sale of such shares. The Company recorded this $3.0 million loss as a component of acquisition expenses during the 2019 Successor Period. As of the date hereof, with the $4.0 million payment for losses, such shares are no longer guaranteed by the Founders or the Company.
Administrative Support Agreement
GTY Cayman reimbursed the Sponsor up to $10,000 per month for office space, and secretarial and administrative services from the time it completed its initial public offering until the closing of the business combination. The Company paid an aggregate of $200,000 in administrative fees to the Sponsor in August 2018. As of February 19, 2019, we had a total of  $76,786 in administrative fees payable to the Sponsor.
Policies and Procedures for Related Person Transactions
We have adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.
A “Related Person” means:
•
any person who is, or at any time during the applicable period was, one of the Company’s officers or one of the Company’s directors;

•
any person who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of our voting stock; and

•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

The Company has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its Audit Committee Charter, the Audit Committee has responsibility to review related party transactions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees for professional services provided by our independent registered public accounting firm, WithumSmith+Brown, PC, since the start of the year ended December 30, 2017 include:
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Audit Fees(1)	$1,102,000	$63,950
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$1,102,000	$63,950

(1)
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-Related Fees.   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)
Tax Fees.   Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)
All Other Fees.   All other fees consist of fees billed for all other services.

Audit Committee Pre-Approval Policies and Procedures
Our audit committee has approved all of the foregoing services. The audit committee is responsible for appointing, setting compensation and overseeing the work of the registered independent public accounting firm. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the registered independent public accounting firm as provided under the audit committee charter.

PROPOSALS TO BE CONSIDERED BY SHAREHOLDERS
PROPOSAL ONE — ELECTION OF CLASS I DIRECTORS
Our restated articles of organization provide for a Board classified into three classes, whose terms of office expire in successive years. Our Board now consists of seven directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”
Randolph Cowen and Stephen Rohleder are nominated for election at this Annual Meeting as Class I directors for a three-year term, each to serve on our Board in accordance with the restated articles of organization until the 2022 annual meeting of the Company or until his successor is chosen and qualified.
Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of each of the nominees unless a nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe either nominee will be unavailable or, if elected, will decline to serve.
Nominee Biographies
For biographies of the Class I director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”
Required Vote
The election of each director will be approved if the number of votes properly cast for such director exceed the number of votes properly cast against. Abstentions, broker non-votes and withheld votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.
Recommendation
Our Board recommends a vote “FOR” the election to our Board of each of the abovementioned nominee.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking the shareholders to ratify our audit committee’s appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Our audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote.
WithumSmith+Brown, PC has audited our financial statements for the period from August 11, 2016 (inception) through December 31, 2018. A representative of WithumSmith+Brown, PC is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from shareholders. For a summary of fees paid or to be paid to WithumSmith+Brown, PC for services rendered in fiscal year 2018, please see “Principal Accountant Fees and Services.” Our audit committee has approved all such services. Our audit committee will pre-approve all future auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof  (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).
Our audit committee has determined that the services provided by WithumSmith+Brown, PC are compatible with maintaining the independence of WithumSmith+Brown, PC as our independent registered public accounting firm.
Required Vote
Approval of the proposal to ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding shares of common stock who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions, broker non-votes and withheld votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.
Recommendation
Our Board recommends a vote “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

OTHER MATTERS
Submission of Shareholder Proposals for the 2020 Annual Meeting
Shareholder proposals for inclusion in our proxy materials relating to the 2020 annual meeting of our shareholders must be received by us at our executive offices no later than April 8, 2020 or, if the date of that meeting is more than 30 calendar days before or after September 16, 2020, a reasonable time before we begin to print and send our proxy materials with respect to that meeting.
In addition, our by-laws provide that a shareholder desiring to bring business before any meeting of shareholders or to nominate any person for election to our board of directors must give timely written notice to our secretary in accordance with the procedural requirements set forth in our by-laws. In the case of a regularly scheduled annual meeting, written notice must be delivered or mailed to and received at our principal executive offices (i) not less than 95 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Company or (ii) if the annual meeting is called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the day on which notice of the date of such meeting was mailed or public disclosure of the date of such meeting was made, whichever first occurs. Assuming the meeting is held on September 16, 2020, such proposals must be received by the Company at its offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144 no later than June 13, 2020 and no earlier than May 14, 2020.
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, to inform us of his or her request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Harry L. You, the Company’s Vice Chairman and Chief Financial Officer, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.
You may obtain additional copies of this proxy statement, at no cost, at www.proxyvote.com or by making a request in writing (which must include your assigned control number) to:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
In order to receive timely delivery of the documents in advance of the annual meeting, any written request must be received by September 10, 2019.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date0 0 00 0 00 0 00000427529_1 R1.0.1.18GTY TECHNOLOGY HOLDINGS INC.1180 NORTH TOWN CENTER DRIVE, SUITE 100LAS VEGAS, NV 89144VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 09/15/2019. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate that youagree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 09/15/2019. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FORthe following:1. Election of Class I Directors, each for athree-year termNominees For Against Abstain1A Randolph Cowen1B Stephen RohlederThe Board of Directors recommends you vote FOR the following proposal: For Against Abstain2 To ratify the appointment by the Company's audit committee of WithumSmith+Brown, PC to serve as the Company'sindependent registered public accounting firm for the year ending December 31, 2019.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name, by authorized officer.0000427529_2 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .GTY TECHNOLOGY HOLDINGS INC.2019 Annual Meeting of ShareholdersSeptember 16, 2019 10:00 AMThis proxy is solicited on behalf of the Board of Directors.The undersigned hereby appoints William D. Green and Harry L. You (the "Proxies"), and each of themindependently, with full power of substitution, as proxies to vote all of the shares of common stock of GTYTechnology Holdings Inc., a Massachusetts corporation (the "Company"), that the undersigned is entitled to vote(the "Shares") at the 2019 annual meeting of shareholders of the Company to be held on September 16, 2019 at10:00 a.m. local time at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166,and at any adjournment and/or postponements thereof.The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for saidmeeting.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THEMANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTIONIS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR"PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.Continued and to be marked, dated and signed on reverse side

*** Exercise Your *Right* to Vote ***

GTY TECHNOLOGY HOLDINGS INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: July 29, 2019
Date: September 16, 2019 **Time:** 10:00 AM EDT
Location: Winston & Strawn LLP
200 Park Avenue
New York, NY 10166

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000427528_1 R1.0.1.18

See the reverse side of this notice to obtainproxy materials and voting instructions.*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for theShareholder Meeting to Be Held on .You are receiving this communication because you holdshares in the above named company.This is not a ballot. You cannot use this notice to votethese shares. This communication presents only anoverview of the more complete proxy materials that areavailable to you on the Internet. You may view the proxymaterials online at www.proxyvote.com or easily request apaper copy (see reverse side).We encourage you to access and review all of the importantinformation contained in the proxy materials before voting.Meeting InformationMeeting Type: For holders as of: Date: Time: Location:0000427528_1 R1.0.1.18GTY TECHNOLOGY HOLDINGS INC.GTY TECHNOLOGY HOLDINGS INC.1180 NORTH TOWN CENTER DRIVE, SUITE 100LAS VEGAS, NV 89144Annual MeetingJuly 29, 2019September 16, 2019September 16, 2019 10:00 AM EDTWinston & Strawn LLP200 Park AvenueNew York, NY 10166

Please Choose One of the Following Voting MethodsVote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possessionof an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specialrequirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.How To VoteBefore You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:How to View Online:Have the information that is printed in the box marked by the arrow (located on thefollowing page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge forrequesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markedby the arrow (located on the following page) in the subject line.0000427528_2 R1.0.1.181. Annual Report 2. Notice & Proxy StatementRequests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investmentadvisor. Please make the request as instructed above on or before September 02, 2019 to facilitate timely delivery.

Voting items0000427528_3 R1.0.1.18The Board of Directors recommends you vote FOR the following:1. Election of Class I Directors, eachfor a three-year termNominees1A Randolph Cowen1B Stephen RohlederThe Board of Directors recommends you vote FOR the following proposal:2 To ratify the appointment by the Company's audit committee of WithumSmith+Brown, PC to serve as the Company'sindependent registered public accounting firm for the year ending December 31, 2019.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000427528_4 R1.0.1.18